EXHIBIT 10.1

FOURTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN

AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this “Agreement”) is entered into July 1, 2015 by and among HUDSON TECHNOLOGIES COMPANY, a corporation organized under the laws of the State of Tennessee (the “Borrower”), the financial institutions which are now or which hereafter become a party hereto (collectively, the “Lenders” and individually a “Lender”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as agent for Lenders (PNC, in such capacity, the “Agent”).

RECITALS

Whereas, the Borrower and the Lenders entered into a certain Revolving Credit, Term Loan and Security Agreement dated June 22, 2012 (as has been, and is being and may be further amended, replaced, restated, modified and/or extended, the “Loan Agreement”); and

Whereas, Borrower and the Lenders have agreed to modify the terms of the Loan Agreement as set forth in this Agreement.

Now, therefore, in consideration of the Lenders’ continued extension of credit and the agreements contained herein, the parties agree as follows:

AGREEMENT

1)	ACKNOWLEDGMENT OF BALANCE. Borrower acknowledges that the most recent statement of account sent to the Borrower with respect to the Obligations is correct.

2)	MODIFICATIONS. The Loan Agreement be and hereby is modified as follows:

(a)	The following definitions contained in Section 1.2 of the Loan Agreement are hereby deleted and replaced to read as follows:

“Revolving Interest Rate” shall mean an interest rate per annum equal to (a) the sum of the Alternate Base Rate plus one half of one percent (0.50%) with respect to Domestic Rate Loans and (b) the sum of the Eurodollar Rate plus two and one quarter of one percent (2.25%) with respect to Eurodollar Rate Loans.

“Term Loan Rate” shall mean an interest rate per annum equal to (a) the sum of the Alternate Base Rate plus one half of one percent (0.50%) with respect to Domestic Rate Loans and (b) the sum of the Eurodollar Rate plus two and one quarter of one percent (2.25%) with respect to Eurodollar Rate Loans.

3)	ACKNOWLEDGMENTS. Borrower acknowledges and represents that:

(A)	the Loan Agreement and Other Documents, as amended hereby, are in full force and effect without any defense, claim, counterclaim, right or claim of set-off;

(B)	to the best of its knowledge, no default by the Agent or Lenders in the performance of their duties under the Loan Agreement or the Other Documents has occurred;

(C)	all representations and warranties of the Borrower contained herein, in the Loan Agreement and in the Other Documents are true and correct in all material respects as of this date;

(D)	Borrower has taken all necessary action to authorize the execution and delivery of this Agreement; and

(E)	this Agreement is a modification of an existing obligation and is not a novation.

4)	PRECONDITIONS. As a precondition to the effectiveness of any of the modifications, consents, or waivers contained herein, the Borrower agrees to:

(A)	provide the Agent with this Agreement and the Guarantor’s Ratification properly executed;

(B)	pay all legal fees incurred by the Agent in entering into this Agreement to Wilentz, Goldman & Spitzer via wire transfer; and

(C)	pay all other fees and costs incurred by the Lenders in entering into this Agreement.

5)	MISCELLANEOUS. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without reference to that state’s conflicts of law principles. This Agreement, the Loan Agreement and the Other Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement, the Loan Agreement or the Other Documents. This Agreement, the Loan Agreement and the Other Documents are intended to be consistent. However, in the event of any inconsistencies among this Agreement, the Loan Agreement and/or any of the Other Documents, the terms of this Agreement, then the Loan Agreement, shall control. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.

6)	DEFINITIONS. The terms used herein and not otherwise defined or modified herein shall have the meanings ascribed to them in the Loan Agreement. The terms used herein and not otherwise defined or modified herein or defined in the Loan Agreement shall have the meanings ascribed to them by the Uniform Commercial Code as enacted in State of New York.

IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year first above written.

ATTEST:	HUDSON TECHNOLOGIES COMPANY

/s/ Stephen P. Mandracchia	By:	/s/ Brian F. Coleman
Name: STEPHEN P. MANDRACCHIA		Name: BRIAN F. COLEMAN
Title: Secretary		Title: President

PNC BANK, NATIONAL ASSOCIATION

Lender and as Agent

	By:	/s/ Glenn D. Kreutzer
Name: GLENN D. KREUTZER
Title: Vice President